Exhibit 99.1 Unaudited Interim Financial Statements of QuoteWizard

QuoteWizard.com, LLC and Subsidiary Consolidated Balance Sheets September 30, 2018 and December 31, 2017 (Unaudited) September 30, December 31, 2018 2017 Assets Current assets: Cash and cash equivalents $ 1,079,979 $ 144,074 Accounts receivable, net 18,608,471 10,791,535 Prepaid expenses 816,152 980,862 Other assets 574,944 - Total current assets 21,079,546 11,916,471 Fixed assets: Office equipment 2,238,524 1,975,503 Software purchases 218,251 208,210 Leasehold improvements 854,378 809,204 Software development 1,660,764 535,628 Total cost 4,971,917 3,528,545 Less accumulated depreciation and amortization 3,055,162 2,346,702 Fixed assets, net 1,916,755 1,181,843 Intangible assets, net 3,316,757 - Goodwill 1,271,000 - Total assets $ 27,584,058 $ 13,098,314 Liabilities and Members’ Equity Current liabilities: Line of credit $ 9,333,961 $ - Accounts payable 10,303,626 2,465,155 Accrued liabilities 1,055,125 1,020,487 Customer deposits 925,128 771,054 Current portion of deferred rent 25,369 7,364 Accrued litigation settlement - 1,600,000 Notes payable to members 3,238,152 3,013,151 Total current liabilities 24,881,361 8,877,211 Long-term liabilities: Deferred rent, net of current portion 14,714 47,038 Total liabilities 24,896,075 8,924,249 Commitments and contingencies (Note 8) Members’ equity (Class A, 85,000,000 authorized units, 83,333,333 outstanding 2018 and 2017; Class B, 60,000,000 authorized units, 51,713,466 outstanding 2018 and 50,000,000 outstanding 2017) 2,687,983 4,174,065 Total members’ equity 2,687,983 4,174,065 Total liabilities and members’ equity $ 27,584,058 $ 13,098,314 See notes to consolidated financial statements. 1

QuoteWizard.com, LLC and Subsidiary Consolidated Statements of Income Nine Months Ended September 30, 2018 and 2017 2018 2017 Net revenue $ 119,108,805 $ 56,831,149 Cost of services 12,346,860 6,889,071 Gross profit 106,761,945 49,942,078 Selling, general and administrative expenses 87,934,307 44,613,305 Settlement expense (Note 8) - 1,600,000 Stock compensation for Quote Wizard EIP, LLC 3,992,668 3,059,576 Operating income 14,834,970 669,197 Interest expense (402,250) (65,986) Total other expense (402,250) (65,986) Net income $ 14,432,720 $ 603,211 See notes to consolidated financial statements. 2

QuoteWizard.com, LLC and Subsidiary Consolidated Statements of Changes in Members’ Equity Nine Months Ended September 30, 2018 and 2017 Balance, January 1, 2017 $ 1,496,800 Distributions (3,391,654) Stock compensation for Quote Wizard EIP, LLC 3,059,576 Stock compensation for options 51,015 Net income 603,211 Balance, September 30, 2017 $ 1,818,948 Balance, January 1, 2018 $ 4,174,065 Distributions (22,843,844) Noncash contributions issued in acquisition 2,474,000 Stock compensation for Quote Wizard EIP, LLC 3,992,668 Stock compensation for options 458,374 Net income 14,432,720 Balance, September 30, 2018 $ 2,687,983 See notes to consolidated financial statements. 3

QuoteWizard.com, LLC and Subsidiary Consolidated Statements of Cash Flows Nine Months Ended September 30, 2018 and 2017 2018 2017 Cash flows from operating activities: Net income $ 14,432,720 $ 603,211 Adjustments to reconcile net income to net cash provided by operating activities: Noncash interest on members’ loans 225,001 - Reversal of loyalty accrual (696,000) - Depreciation and amortization 994,703 573,308 Bad debt expense 159,871 - Stock compensation for Quote Wizard EIP, LLC 3,992,668 3,059,576 Stock compensation for options 458,374 51,015 Changes in operating assets and liabilities: Accounts receivable, net (7,976,807) (6,533,296) Prepaid expenses and other assets (410,234) 62,540 Accounts payable 7,838,471 169,694 Accrued liabilities and other current liabilities (869,362) 2,687,748 Customer deposits 154,074 327,305 Deferred rent (14,319) (11,719) Net cash provided by operating activities 18,289,160 989,382 Cash flows from investing activities: Purchases of fixed assets (843,372) (14,760) Acquisition of Bantam Connect, LLC (3,000,000) - Net cash used in investing activities (3,843,372) (14,760) Cash flows from financing activities: Distributions (22,843,844) (3,391,654) Checks in excess of bank balance - (321,512) Net borrowings on line of credit 9,333,961 2,738,544 Net cash used in financing activities (13,509,883) (974,622) Net increase in cash and cash equivalents 935,905 - Cash and cash equivalents: Beginning of period 144,074 - End of period $ 1,079,979 $ - Supplemental disclosures of cash flow information: Cash paid for interest $ (177,249) $ (65,986) Shares issued as consideration for Bantam Connect, LLC $ 2,474,000 $ - See notes to consolidated financial statements. 4

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 1. Nature of Business and Summary of Significant Accounting Policies Nature of business: QuoteWizard.com, LLC (the Company) is an online marketing/advertising and lead generation company with operations in Seattle, Washington, and Denver, Colorado. The Company was organized June 5, 2007, as a Delaware limited liability company, upon the filing of its articles of organization with the Secretary of State of the state of Delaware. The Company sells leads, online clicks and call transfers to independent insurance agents, corporate insurance customers, as well as competitors within the industry. Leads are primarily self-generated through the Company’s Search Engine Marketing/Search Engine Optimization initiatives, which generate high-intent, high-converting leads, online marketing channels as well as leads purchased through data mining companies or other competitors. In December 2017, the Company formed a wholly owned subsidiary, Wizard Enterprises, LLC, for the purpose of acquiring a business (as disclosed in Note 2). Ownership: As of September 30, 2018, the respective ownership percentages were as follows: Class A Class B Ownership Ownership (Voting) (Nonvoting) Quote Wizard EIP, LLC 40.60% 0.00% Scott Peyree 14.85% 27.65% John Anderson 14.85% 17.91% Rob Peyree 14.85% 17.91% Tom Peyree 14.85% 4.37% Scott and Michelle Peyree Children’s Irrevocable Trust 0.00% 12.24% Michelle Peyree 0.00% 3.06% Dechomai Asset Trust 0.00% 13.54% Brad Cooper 0.00% 1.10% Ken Caraska 0.00% 0.96% Patricia Winkler 0.00% 0.63% Jason Krevitsky 0.00% 0.39% Mike Pannell 0.00% 0.16% Mark Francis 0.00% 0.08% 100.00% 100.00% Principles of consolidation: The consolidated financial statements include the accounts of the Company and its subsidiary. All significant intercompany accounts and transactions are eliminated in consolidation. Variable interest entities: The Company evaluates loans it guarantees for certain legal entities in which equity investors do not have (1) sufficient equity at risk for the legal entity to finance its activities without additional subordinated financial support, (2) as a group, the power, through voting or similar rights, to direct the activities of the legal entity that most significantly impact the entity’s economic performance, or (3) the obligation to absorb the expected losses of the legal entity or the right to receive expected residual returns of the legal entity. Such legal entities are referred to as variable interest entities (VIE). 5

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 1. Nature of Business and Summary of Significant Accounting Policies (Continued) The Company would consolidate the results of any such entity in which it determined that it had a controlling financial interest, which would exist if the Company had both the power to direct the activities that most significantly affect the VIE’s economic performance and the obligation to absorb the losses of, or right to receive benefits from, the VIE that could be potentially significant to the VIE. Annually, the Company reassesses whether it has a controlling financial interest in any of these legal entities. The Company guaranteed two loans for QuoteWizard Holdings, LLC (Holdings), a related party with a bank. Due to these guarantees and structure of the related party, the Company determined the related party is a VIE. Since the Company does not participate in the rights and obligations of this VIE, the Company determined that it is not the primary beneficiary and therefore has disclosed the Company’s guarantee of the loan agreements. Financial statement presentation: The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). Cash and cash equivalents: The Company considers all cash investment instruments with an original maturity of three months or less to be cash equivalents for purposes of consolidated balance sheets classification and the consolidated statements of cash flows. The Company maintains bank balances, which, at times, may exceed federally insured limits. Balances are monitored regularly, and no losses have been experienced in such accounts. Accounts receivable and allowance for doubtful accounts: Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts based on a review of all outstanding amounts at period-end. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience with customers to determine which specific accounts need to be allowed for. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. Accounts receivable are considered past due when outstanding longer than the contractual payment terms, which are generally between 30 and 75 days. On September 30, 2018, the allowance for doubtful accounts totaled $159,871. Concentration of credit risk related to accounts receivable is limited to major customers, which are those that individually represent 10 percent or more of revenue. For the nine months ended September 30, 2018 and 2017, two customers accounted for 42 percent and 39 percent, respectively, of total revenue in the aggregate. Accounts receivable from these customers totaled approximately $7,724,000 as of September 30, 2018. Prepaid expenses: Prepaid expenses consist of insurance, licensing fees, subscriptions and various service agreements. The prepaid balances are expensed on the straight-line basis over the expense’s related service period. Fixed assets: Fixed assets are stated at historical cost less accumulated depreciation and amortization. Repairs and maintenance costs are expensed as incurred. Depreciation and amortization are computed utilizing the straight-line method over the assets’ estimated useful lives, which range from three to seven years. Leasehold improvements are amortized over the shorter of their lease terms or estimated useful lives. Software development includes internal and external costs capitalized after the preliminary project stage and during the application development stage of the software. Depreciation and amortization are recorded as selling, general and administrative expenses and totaled approximately $708,000 and $573,000 for the nine months ended September 30, 2018 and 2017, respectively. 6

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 1. Nature of Business and Summary of Significant Accounting Policies (Continued) Goodwill: Goodwill represents the excess of the purchase price of an acquired entity over the fair value of the net assets acquired. Goodwill is not amortized but is tested for impairment annually, or when an event occurs or circumstances change that could likely reduce the fair value of a reporting unit below its carrying value. Specifically, goodwill is determined using a two-step process. The first of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. The determination of the fair value of a reporting unit is generally based on either market approach values or discounted estimated future cash flows. These approaches require one to make various judgmental assumptions, including the assumptions about future cash flows, growth rates and discount rates. The assumptions about future cash flows and growth rates are based on the Company’s budget and long-term plans. Discount rate assumptions are based on an assessment of the risk inherent in the respective reporting unit. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is unnecessary. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of the goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. The Company has determined it has a single reporting unit. Intangible assets: Long-lived assets and identifiable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or group of assets may not be recoverable. Recoverability of long-lived assets or groups of assets is assessed based on a comparison of the carrying amount to the estimated future net cash flows. If estimated future, undiscounted, net cash flows are less than the carrying amount, the asset is considered impaired, and an impairment expense is recorded at an amount required to reduce the carrying amount to fair value. Intangible assets with finite lives are amortized using the straight-line method over their estimated economic useful lives of three to 13 years. Revenue recognition: The Company generally recognizes revenue from product sales, net of any promotional and loyalty discounts, when leads are delivered to the customer. Discounts totaled approximately $940,000 and $834,000 for the nine months ended September 30, 2018 and 2017, respectively. Customer deposits: The Company instituted a policy requiring deposits for a new independent insurance agent to be used for future lead purchases. Deposits are recorded as a customer deposit liability when received and credited to revenue when leads are delivered to the customer. Loyalty program: The Company provides independent agents with a loyalty program. The Company records loyalty expense and a corresponding liability as points are awarded to the independent agents. On July 3, 2018, the Company communicated to its customers that it would be discontinuing the loyalty program on August 1, 2018, and the rewards from that program would be redeemable through the end of July 2018. As of September 30, 2018, the estimated liability of approximately $696,000 related to the loyalty program was eliminated and reversed into the consolidated statement of income for the nine months ended September 30, 2018. Cost of services: The Company currently records all outside third-party costs related to delivering revenue as cost of services. 7

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 1. Nature of Business and Summary of Significant Accounting Policies (Continued) Selling, general and administrative expenses: All internal costs as well as all outside third-party costs not directly related to delivering revenue are recorded as selling, general and administrative expenses. For the nine months ended September 30, 2018 and 2017, one vendor provided 64 percent and 53 percent of the services to the Company, respectively. Those services relate to online marketing costs, and the Company believes substantially the same services could be provided by other vendors with no disruption to the Company’s operations. Online marketing and advertising costs: The Company charges advertising costs to expense as incurred. Advertising costs were approximately $63,870,000 and $28,606,000 for the nine months ended September 30, 2018 and 2017, respectively. Advertising costs consist primarily of list purchasing services, online marketing costs, industry-specific conferences, and promotional items to attract and obtain new agents. Share-based compensation: The majority owner, Quote Wizard EIP, LLC (EIP), offers compensation, in the form of EIP shares, to employees of the Company. As the awards vest, compensation expense is recognized in the Company’s consolidated financial statements. The vested unit value is accounted for as compensation expense and as a contribution from parent in the Company’s consolidated financial statements. The Company has granted unit options to employees under its equity incentive plan. These options are accounted for as equity, and compensation expense is recorded as the options vest based on the fair value at date of grant. Income taxes: The Company is a nontaxable entity, which provides that its members separately account for their shares of the Company’s income, deductions, losses and credits. Accordingly, no federal or state income tax expense or provision has been recognized in the accompanying consolidated financial statements. Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the consolidated financial statements to comply with the provisions of this guidance. The Company is no longer subject to tax examinations by the U.S. federal, state or local tax authorities for years before 2015. Use of estimates: Preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made by management, included in the consolidated financial statements, include share-based compensation expense and fair value allocation of net assets acquired. 8

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 1. Nature of Business and Summary of Significant Accounting Policies (Continued) Recent accounting pronouncements: In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), and subsequently updated it with ASU 2016-08, ASU 2016-10, ASU 2016-12 and ASU 2016-20. This standard and the related updates outline a single comprehensive model for companies to use in accounting for revenue arising from contracts with customers and supersede most current revenue recognition guidance, including industry-specific guidance. The core principle of the revenue model is that revenue is recognized when a customer obtains control of a good or service. A customer obtains control when it has the ability to direct the use of and obtain the benefits from the good or service. Transfer of control is not the same as transfer of risks and rewards as it is considered in current guidance. The Company will also need to apply new guidance to determine whether revenue should be recognized over time or at a point in time. ASU 2014-09, as deferred by ASU 2015-14, will be effective for annual reporting periods beginning after December 15, 2018, using either of two methods: (a) retrospective to each prior reporting period presented with the option to elect certain practical expedients, as defined within ASU 2014-09; or (b) retrospective with the cumulative effect of initially applying ASU 2014-09, recognized at the date of initial application and providing certain additional disclosures, as defined in ASU 2014-09. The Company has not yet selected a transition method and is currently evaluating the impact of the pending adoption of ASU 2014-09 on its consolidated financial statements. In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the consolidated balance sheets for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition on the consolidated statements of income. The new standard is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with early application permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the consolidated financial statements, with certain practical expedients available. The Company is currently evaluating the impact of the pending adoption of the new standard on its consolidated financial statements. In May 2017, the FASB issued ASU 2017-09, Compensation—Stock Compensation (Topic 718): Scope of Modification Accounting. ASU 2017-09 provides clarity when there are changes to the terms or conditions of a share-based payment award. The term modification is further defined by set criteria and the ASU provides guidance on how a modification should be accounted for if all the criteria are met. This guidance is effective for annual reporting periods beginning after December 15, 2017, and should be applied prospectively to an award modified on or after the adoption date. The Company has adopted the pronouncement for the period ended September 30, 2018, with no material impact on the consolidated financial statements, as there has been no modifications to awards. Note 2. Acquisition On January 5, 2018, the Company acquired all of the assets of Bantam Connect, LLC (Bantam), a Nevada limited liability company for $3,000,000 cash and 1,713,466 Class B units issued to sellers, which approximated $2,474,000 based upon a third-party valuation and option pricing model. There were no significant working capital assets acquired or liabilities assumed. The purchase price exceeded the net assets acquired, resulting in goodwill. The primary factor giving rise to goodwill in the purchase price allocation was an anticipated increase in future cash flows from operations and synergies expected from the business. Approximately 66.7 percent of the goodwill is estimated to be deductible to the Company’s members for tax purposes. Acquisition costs of approximately $31,000 were incurred and expensed by the Company during 2017. 9

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 2. Acquisition (Continued) Fair value of consideration transferred: Cash $ 3,000,000 Class B units 2,474,000 Total consideration $ 5,474,000 Favorable lease asset $ 103,000 Developed technology 600,000 Customer relationships 3,500,000 Goodwill 1,271,000 Total net assets acquired $ 5,474,000 Note 3. Intangibles Intangible assets consist of the following at September 30, 2018: Customer relationships $ 3,500,000 Less accumulated amortization (201,923) Customer relationships, net 3,298,077 Favorable lease 103,000 Less accumulated amortization (84,320) Favorable lease, net 18,680 Total intangibles, net $ 3,316,757 Aggregate amortization expenses for amortizing intangible assets were approximately $286,000 and $0 for the nine months ended September 30, 2018 and 2017, respectively. The remaining weighted-average amortization period for customer relationships is approximately 13 years. The favorable lease is amortized over the lesser of the remaining useful life or the lease term. As of September 30, 2018, the lease and useful life of the favorable lease asset have two months remaining. Future amortization for the definite- lived intangible assets is as follows: For each of the 12-month periods ending September 30: 2019 $ 287,911 2020 269,231 2021 269,231 2022 269,231 2023 269,231 Thereafter 1,951,922 $ 3,316,757 10

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 4. Operating Lease Agreements The Company leases office space under noncancelable lease agreements, with amendments, expiring in February 2021. Rent expense for operating leases totaled approximately $949,000 and $807,000 for the nine months ended September 30, 2018 and 2017, respectively. Future minimum rental payments under noncancelable operating lease agreements are as follows: For each of the 12-month periods ending September 30: 2019 $ 1,167,284 2020 572,493 2021 56,950 $ 1,796,727 Note 5. Retirement and Compensation Plans The Company sponsors a 401(k) plan that covers all eligible employees. Employees are eligible to participate in the Company’s 401(k) plan on the first day of the month following their first 30 days of employment. Total compensation is eligible for deferral up to the Internal Revenue Service mandated maximum allowable limits. The plan allows for a Company match at a maximum rate of 4 percent of an employee’s compensation up to $265,000. Employer contributions to the plan totaled approximately $443,000 and $287,000 for the nine months ended September 30, 2018 and 2017, respectively. The Company is self-insured for dental. The expense related to the dental insurance was approximately $53,000 for the nine months ended September 30, 2018 and 2017. On January 11, 2017, the Company granted 4,511,246 Class B member shares to an employee which were immediately fully vested. These shares are classified as equity units and will participate in distributions as defined in the LLC operating agreement only when the fair value of the Company is over $60 million. At the date of grant, the fair market value was insignificant, and, as a result, there was no compensation expense recorded for the nine months ended September 30, 2017. Under the Company’s option plan, there are 2,030,451 Class B options to grant and the Company granted 2,030,451 options on various dates during 2017, all of which are outstanding as of September 30, 2018. No options have been forfeited, exercised or expired during 2018. Options vest over four years, with 25 percent vested upon the one-year anniversary of the vesting commencement date and thereafter vest monthly. The options have a ten-year maturity, with an average remaining life of 8.9 years as of September 30, 2018. Total units vested during the nine months ended September 30, 2018 and 2017, was 380,710 and 59,222, respectively. Total vested units are approximately 554,144 at September 30, 2018.The weighted-average grant date fair value is $1.20 and the weighted-average exercise price is $0.44. The fair value was determined based on an option pricing model prepared by a valuation expert. Total compensation expense related to vesting recorded for the nine months ended September 30, 2018 and 2017, was approximately $458,000 and $51,000, respectively, and is included in selling, general and administrative expenses on the consolidated statements of income. 11

QuoteWizard.com, LLC and Subsidiary

Notes to Consolidated Financial Statements

Note 5. Retirement and Compensation Plans (Continued)

As noted in Note 9, the Company was acquired by LendingTree, LLC on October 31, 2018, and the Company accelerated the unvested options and recorded an additional expense of approximately $2.2 million as a result of the acceleration.

One of the members of the Company, EIP, has issued EIP units to certain employees of the Company which are considered profit interest units. EIP has authorized 225,000 Class A EIP units and 250,000 Class B EIP units. The Board of Managers of EIP has the power and discretion to issue units and to determine the terms of the award, subject to the terms of the EIP's amended and restated limited liability company agreement.

The EIP Class A voting and Class B nonvoting units vest over a period of either 10 years or four years. A summary of the nonvested EIP employee units are as follows:

	Class A Units	Fair Value	Class B Units	Fair Value
Outstanding at January 1, 2017	68,292	$ 5.42	168,009	$ 0.56
Granted	-	-	2,000	0.56
Vested	(12,888)	127.90	(21,161)	13.11
Forfeited	(2,322)	127.90	(10,256)	13.11
Outstanding at September 30, 2017	53,082	127.90	138,592	13.11
Outstanding at January 1, 2018	50,862	$ 188.25	134,081	$ 19.30
Granted	500	276.84	-	-
Vested	(8,940)	276.84	(20,764)	28.38
Forfeited	-	-	(952)	28.28
Outstanding at September 30, 2018	42,422	276.84	112,365	28.38

As of September 30, 2018, approximately $14,933,000 of unrecognized compensation expense related to the EIP employee unit grants are expected to be recognized over a weighted-average period of 5.2 years. The compensation expense recorded for vested units was recorded at either an average fair value or the fair value as of September 30, 2018 and 2017, depending on whether the units vested were accounted for as equity or liabilities and totaled approximately $3,992,000 and $3,060,000 for the nine months ended September 30, 2018 and 2017, respectively, which was recognized on the consolidated statements of income. As noted in Note 9, the Company was acquired by LendingTree, LLC on October 31, 2018, and the Company accelerated the unvested EIP units and recorded an additional expense of approximately $14,683,000 as a result of the acceleration. The EIP units vested by employees at September 30, 2018, were valued at approximately $19,301,000 and is made up of 70,651 Class A EIP vested units and 108,691 Class B EIP vested units. The fair value of the units is based on an estimate of the enterprise value of the Company at September 30, 2018, and unit holders will participate in distributions in a change in control only when the fair value of the Company is over $20,000,000.

12

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 6. Credit Facilities With Banks The Company has a revolving line of credit agreement with a bank. The agreement was amended in April 2017 to increase the maximum revolving balance from $1,000,000 to $6,000,000 and amended again in December 2017 to raise the maximum revolving balance to $8,000,000. In March 2018, the agreement was amended to increase the maximum revolving balance to $15,000,000. The Company amended the agreement in May 2018 to extend the termination date to October 31, 2018, and amended again in September 2018 to extend the termination date to January 31, 2019. The outstanding balance of the line of credit at September 30, 2018, is approximately $9,300,000. Interest is due monthly on the outstanding balance at the one-month LIBOR plus 1.85 percent (effective interest rate was 4.16 percent at September 30, 2018). As collateral, the Company has granted the bank a first lien security interest in all of its personal property assets and is guaranteed by the members. The line of credit agreement is set to expire on January 31, 2019. In association with the credit agreement, the Company has agreed to certain loan covenants. Requirements include the maintenance of a minimum asset coverage ratio and fixed charge coverage ratio as well as placing restrictions on the use of proceeds and the assumption of additional debt, among other things. Note 7. Notes Payable to Members In December 2017, the Company entered into unsecured subordinated notes payable with its partners totaling $3,000,000 with principal and interest of 10 percent compounded annually due upon maturity. The maturity date of the notes is December 1, 2019, and the notes contain prepayment penalties of 5 percent of the outstanding balances and acceleration of maturity date provisions in the event 15 percent or more of the Company’s assets or shares are sold to another company. The outstanding balances at September 30, 2018, including principal and interest were approximately $3,238,000, and it is the intent of the Company that the notes be repaid in 2018. Note 8. Commitments and Contingencies In March 2015, Holdings obtained a loan for the purpose of funding the purchase of the vested EIP units as described in Note 5. The loan was for $3,150,000, has a 36-month term, an interest rate of 3.26 percent and monthly payments of principal and interest of $91,949. The loan matured in February 2018, and there was no outstanding balance at September 30, 2018. The loan was secured by all assets of the Company and personally guaranteed by all of the individual members of the Company. In April 2016, Holdings obtained a loan for the purpose of funding the purchase of the vested EIP units as described in Note 5. The loan was for $1,040,000, has a 36-month term, an interest rate of 3.65 percent and monthly payments of principal and interest of $30,554. The loan was set to mature in April 2019; however, the balance was paid off in full in July 2018. The loan was secured by all assets of the Company and personally guaranteed by all of the individual members of the Company. In 2017, a trade secret and breach of contract lawsuit was filed against the Company. The parties agreed in 2018 to a cash settlement of $1,600,000, plus business guarantees that would entitle plaintiff to a 20 percent penalty on any revenue shortfall over the course of a three-year period (maximum penalty of $1,600,000). The cash settlement was recorded as of September 30, 2017, and ultimately paid in 2018. The Company has not met the criteria to trigger the 20 percent penalty as of September 30, 2018. 13

QuoteWizard.com, LLC and Subsidiary Notes to Consolidated Financial Statements Note 9. Sale of Company and Subsequent Events Events that occurred subsequent to September 30, 2018, have been evaluated by the Company’s management through August 5, 2019, which is the date the consolidated financial statements were available to be issued. In October 2018, the Company completely paid off the line of credit and terminated the agreement in place. The line of credit originally had a termination date of January 2019. On October 31, 2018, QuoteWizard.com, LLC was acquired by LendingTree, LLC, an unrelated party. The sale was for 100 percent of ownership units in QuoteWizard.com, LLC for a base purchase price of $300 million with a potential earn-out of approximately $70 million. The Company’s liabilities and notes payable will be settled with funds from the sale of the Company. As referenced in Note 5, the accelerated stock option and EIP compensation expense was recorded in October 2018. 14